Fourth Quarter <br/>Investors’ Webcast<br/>January 30, 2007

Robert M. Amen

Robert M. Amen

Chairman and CEO

Douglas J. Wetmore

These slides contain forward looking information, which may be identified by terms such as “expect”, “may”, “anticipated”, “guidance”, “outlook” and similar terms and involve significant risks and uncertainties. Actual results may differ materially. Risks and uncertainties include general economic and business conditions; interest rates; the price, quality and availability of raw materials; our ability to achieve our business strategy and anticipated cost savings, profitability and growth targets; the impact of currency fluctuation or devaluation; uncertainties related to litigation; the impact of possible pension funding obligations and increased pension expense; and the effect of legal and regulatory proceedings and restrictions. We do not undertake to update or revise such forward-looking statements. These and other factors that could cause actual results to differ materially from such forward-looking statements are discussed in greater detail in our accompanying quarterly earnings release and in our SEC filings.

Forward Looking Statement

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures to supplement our GAAP financial results. These financial measures should not be considered in isolation or as superior to our GAAP financial measures. Additional information concerning our non-GAAP financial measures and a reconciliation to GAAP is available on our website at http://www.iff.com, on the “Investor Relations” page.

Agenda

Highlights

Highlights

Analysis of 4th quarter & full year 2006 results

Closing comments

Fourth Quarter and 2006 Highlights <br/>($ in millions except per share data)

2005 2006% 2005 2006%

2005 2006% 2005 2006%

$462 $514 + 11% Sales $1,993 $2,095 + 5%

$ 51 $ 69 + 34% Op. Margin $ 290 $ 332 +14%

$ .16 $ .49 +206% EPS $ 2.04 $ 2.44 +20%

Adjusted

$ .33 $ .45 + 36% EPS $ 1.94 $ 2.32 +20%

4th Quarter

Year

Fourth Quarter Highlights

Sales growth met increased expectations

Sales growth met increased expectations

Exceptionally strong growth in Fine/Beauty

Solid growth in all regions

European sales growth best in 7 years

Expense control supported margin improvement

2006 Highlights

Strong sales growth

Strong sales growth

Expense control supported margin improvement

Strong earnings and cash flow

Operating cash flow increased 50% over 2005

Financial Review

Fourth Quarter 2006

Fourth Quarter 2006

Fourth Quarter and Full Year 2006 Sales<br/>($ in millions)

Q4 Sales

Q4 Sales

2006 Sales

2006 Sales

Fourth Quarter and Full Year 2006 Sales<br/>($ in millions)

2005

2006

2005

2006

Q4 Sales up 11%

Q4 Sales up 11%

Flavors +7%

2006 Sales up 5%

2006 Sales up 5%

Flavors +4%

2005

2006

2005

2006

Fine fragrance drove total fragrance sales

Fourth Quarter and Full Year 2006<br/>Fragrance Sales Growth

Fourth Quarter

Full Year

NOAM

NOAM

Q4 + 8%

LATAM

LATAM

Q4 +7%

ASPAC

ASPAC

Q4 + 7%

EAME

EAME

Q4 + 15%

INDIA

INDIA

Q4 + 4%

Fourth Quarter and Full Year 2006 <br/>Growth by Region

Fourth Quarter Operating Results <br/>($ in millions)

2006 Operating Results <br/>($ in millions)

2005

2005

Base

EPS

2005 EPS Components

2005

2005

Reported

EPS

?05

?05

Restructuring

?05

?05

AJCA Tax

Sales

Sales

Growth

Other

Other

income

Tax

Tax

Rate

2006

2006

EPS

Full Year 2006 EPS Growth Components<br/>Excluding restructuring costs

Share

Share

Count

’05 Product

’05 Product

Contamination

Costs/

Recovery

2005

2005

Base

EPS

Incentive

Incentive

Comp.

Productivity/

Productivity/

Mix

Sales

Sales

Growth

Other

Other

income

Tax

Tax

Rate

2006

2006

EPS

Full Year 2006 EPS Growth Components<br/>Excluding restructuring costs and asset gains

Share

Share

Count

’05 Product

’05 Product

Contamination

Costs/

Recovery

2005

2005

Base

EPS

Incentive

Incentive

Comp.

Costs/

Costs/

Productivity

Earnings Per Share Performance (Excludes AJCA, Restructuring, & asset gains)

2006 – A year of solid progress

Cash Flow Summary<br/>(in millions)

2006 Share Buyback Data <br/>(in millions)

IFF Investment Thesis

Non-cyclical demand driven by growth in GDP and disposable income

Non-cyclical demand driven by growth in GDP and disposable income

A global market leader with strong customer franchises

Unique customer value proposition

Integration of creativity and technology with consumer and brand understanding

Financial strength

Favorable leverage on sales growth

Excellent free cash flow

Financial Goals<br/>2007 – 2009

Grow local currency sales by 4+% per year

Grow local currency sales by 4+% per year

Improve operating margins to 18+% of sales by the end of 2009

Grow EPS on average 10+% per year

Dividend growth in line with EPS growth

Execute stock repurchase plan

Questions

Appendices

2007 Financial Reporting Plans

Business Unit Reporting

Business Unit Reporting

2005/2006 comparables available March 2007

Financial Reporting Schedule

First Quarter: May 3, 2007

Second Quarter: August 7, 2007

Third Quarter: November 1, 2007